Consolidated Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2024	Jun 30, 2024	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023	Sep 30, 2024	Sep 30, 2023	Change
Net revenues
Institutional Securities	$6,815	$6,982	$5,669	(2%)	20%	$20,813	$18,120	15%
Wealth Management	7,270	6,792	6,404	7%	14%	20,942	19,623	7%
Investment Management	1,455	1,386	1,336	5%	9%	4,218	3,906	8%
Intersegment Eliminations	(157)	(141)	(136)	(11%)	(15%)	(435)	(402)	(8%)
Net revenues (1)	$15,383	$15,019	$13,273	2%	16%	$45,538	$41,247	10%

Provision for credit losses	$79	$76	$134	4%	(41%)	$149	$529	(72%)

Non-interest expenses
Institutional Securities	$4,836	$4,882	$4,377	(1%)	10%	$14,381	$13,673	5%
Wealth Management	5,199	4,949	4,654	5%	12%	15,230	14,371	6%
Investment Management	1,195	1,164	1,095	3%	9%	3,495	3,329	5%
Intersegment Eliminations	(147)	(126)	(132)	(17%)	(11%)	(407)	(372)	(9%)
Non-interest expenses (1)(2)	$11,083	$10,869	$9,994	2%	11%	$32,699	$31,001	5%

Income before provision for income taxes
Institutional Securities	$1,911	$2,046	$1,199	(7%)	59%	$6,308	$4,068	55%
Wealth Management	2,060	1,821	1,709	13%	21%	5,687	5,102	11%
Investment Management	260	222	241	17%	8%	723	577	25%
Intersegment Eliminations	(10)	(15)	(4)	33%	(150%)	(28)	(30)	7%
Income before provision for income taxes	$4,221	$4,074	$3,145	4%	34%	$12,690	$9,717	31%

Net Income applicable to Morgan Stanley
Institutional Securities	$1,436	$1,520	$912	(6%)	57%	$4,775	$3,149	52%
Wealth Management	1,568	1,403	1,320	12%	19%	4,374	4,004	9%
Investment Management	192	165	179	16%	7%	549	440	25%
Intersegment Eliminations	(8)	(12)	(3)	33%	(167%)	(22)	(23)	4%
Net Income applicable to Morgan Stanley	$3,188	$3,076	$2,408	4%	32%	$9,676	$7,570	28%
Earnings applicable to Morgan Stanley common shareholders	$3,028	$2,942	$2,262	3%	34%	$9,236	$7,147	29%

Notes:
-	Firm net revenues excluding mark-to-market gains and losses on deferred cash-based compensation plans (DCP) were: 3Q24: $15,144 million, 2Q24: $15,073 million, 3Q23: $13,475 million, 3Q24 YTD: $45,166 million, 3Q23 YTD: $41,182 million.
-	Firm compensation expenses excluding DCP were: 3Q24: $6,457 million, 2Q24: $6,405 million, 3Q23: $5,992 million, 3Q24 YTD: $19,309 million, 3Q23 YTD: $18,293 million.
-	The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Financial Metrics, Ratios and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2024	Jun 30, 2024	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023	Sep 30, 2024	Sep 30, 2023	Change

Financial Metrics:

Earnings per basic share	$1.91	$1.85	$1.39	3%	37%	$5.79	$4.37	32%
Earnings per diluted share	$1.88	$1.82	$1.38	3%	36%	$5.73	$4.33	32%

Return on average common equity	13.1%	13.0%	10.0%			13.5%	10.5%
Return on average tangible common equity	17.5%	17.5%	13.5%			18.2%	14.2%

Book value per common share	$58.25	$56.80	$55.08			$58.25	$55.08
Tangible book value per common share	$43.76	$42.30	$40.53			$43.76	$40.53

Financial Ratios:

Pre-tax margin	27%	27%	24%			28%	24%
Compensation and benefits as a % of net revenues	44%	43%	45%			44%	45%
Non-compensation expenses as a % of net revenues	28%	29%	31%			28%	30%
Firm expense efficiency ratio	72%	72%	75%			72%	75%
Effective tax rate	23.6%	23.5%	22.6%			22.7%	20.9%

Statistical Data:

Period end common shares outstanding (millions)	1,612	1,619	1,642	—%	(2%)
Average common shares outstanding (millions)
Basic	1,588	1,594	1,624	—%	(2%)	1,594	1,635	(3%)
Diluted	1,609	1,611	1,643	—%	(2%)	1,612	1,653	(2%)

Worldwide employees	80,205	79,066	80,710	1%	(1%)

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated and U.S. Bank Supplemental Financial Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2024	Jun 30, 2024	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023	Sep 30, 2024	Sep 30, 2023	Change

Consolidated Balance sheet

Total assets	$1,258,027	$1,212,447	$1,169,013	4%	8%
Loans (1)	$239,760	$237,696	$224,957	1%	7%
Deposits	$363,722	$348,890	$345,458	4%	5%
Long-term debt outstanding	$291,224	$269,897	$242,843	8%	20%
Maturities of long-term debt outstanding (next 12 months)	$25,097	$18,797	$21,514	34%	17%

Average liquidity resources	$342,620	$319,580	$307,367	7%	11%

Common equity	$93,897	$91,964	$90,461	2%	4%
Less: Goodwill and intangible assets	(23,354)	(23,480)	(23,900)	(1%)	(2%)
Tangible common equity	$70,543	$68,484	$66,561	3%	6%

Preferred equity	$9,750	$8,750	$8,750	11%	11%

U.S. Bank Supplemental Financial Information
Total assets	$420,923	$400,140	$388,098	5%	8%
Loans	$224,276	$220,900	$209,135	2%	7%
Investment securities portfolio (2)	$124,551	$119,197	$114,780	4%	9%
Deposits	$357,548	$342,900	$339,927	4%	5%

Regional revenues
Americas	$11,557	$11,268	$10,268	3%	13%	$34,392	$31,453	9%
EMEA (Europe, Middle East, Africa)	1,828	1,871	1,479	(2%)	24%	5,525	4,716	17%
Asia	1,998	1,880	1,526	6%	31%	5,621	5,078	11%
Consolidated net revenues	$15,383	$15,019	$13,273	2%	16%	$45,538	$41,247	10%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Average Common Equity and Regulatory Capital Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2024	Jun 30, 2024	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023	Sep 30, 2024	Sep 30, 2023	Change

Average Common Equity
Institutional Securities	$45.0	$45.0	$45.6	—%	(1%)	$45.0	$45.6	(1%)
Wealth Management	29.1	29.1	28.8	—%	1%	29.1	28.8	1%
Investment Management	10.8	10.8	10.4	—%	4%	10.8	10.4	4%
Parent Company	7.8	5.7	6.0	37%	30%	6.1	6.3	(3%)
Firm	$92.7	$90.6	$90.8	2%	2%	$91.0	$91.1	—%

Regulatory Capital

Common Equity Tier 1 capital	$73.9	$71.8	$69.1	3%	7%
Tier 1 capital	$83.7	$80.5	$77.9	4%	7%

Standardized Approach
Risk-weighted assets	$489.7	$472.1	$443.8	4%	10%
Common Equity Tier 1 capital ratio	15.1%	15.2%	15.6%
Tier 1 capital ratio	17.1%	17.1%	17.6%

Advanced Approach
Risk-weighted assets	$495.1	$464.6	$429.1	7%	15%
Common Equity Tier 1 capital ratio	14.9%	15.5%	16.1%
Tier 1 capital ratio	16.9%	17.3%	18.2%

Leverage-based capital
Tier 1 leverage ratio	6.9%	6.8%	6.8%
Supplementary Leverage Ratio	5.5%	5.5%	5.5%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Institutional Securities
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2024	Jun 30, 2024	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023	Sep 30, 2024	Sep 30, 2023	Change
Revenues:

Advisory	$546	$592	$449	(8%)	22%	$1,599	$1,542	4%
Equity	362	352	237	3%	53%	1,144	664	72%
Fixed income	555	675	252	(18%)	120%	1,786	1,054	69%
Underwriting	917	1,027	489	(11%)	88%	2,930	1,718	71%
Investment banking	1,463	1,619	938	(10%)	56%	4,529	3,260	39%

Equity	3,045	3,018	2,507	1%	21%	8,905	7,784	14%
Fixed income	2,003	1,999	1,947	—%	3%	6,487	6,239	4%
Other	304	346	277	(12%)	10%	892	837	7%

Net revenues	6,815	6,982	5,669	(2%)	20%	20,813	18,120	15%

Provision for credit losses	68	54	93	26%	(27%)	124	379	(67%)

Compensation and benefits	2,271	2,291	2,057	(1%)	10%	6,905	6,637	4%
Non-compensation expenses	2,565	2,591	2,320	(1%)	11%	7,476	7,036	6%
Total non-interest expenses	4,836	4,882	4,377	(1%)	10%	14,381	13,673	5%

Income before provision for income taxes	1,911	2,046	1,199	(7%)	59%	6,308	4,068	55%
Net income applicable to Morgan Stanley	$1,436	$1,520	$912	(6%)	57%	$4,775	$3,149	52%

Pre-tax margin	28%	29%	21%			30%	22%
Compensation and benefits as a % of net revenues	33%	33%	36%			33%	37%
Non-compensation expenses as a % of net revenues	38%	37%	41%			36%	39%

Return on Average Common Equity	12%	13%	7%			13%	8%
Return on Average Tangible Common Equity (1)	12%	13%	7%			13%	8%

Trading VaR (Average Daily 95% / One-Day VaR)	$46	$48	$48

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2024	Jun 30, 2024	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023	Sep 30, 2024	Sep 30, 2023	Change
Revenues:
Asset management	$4,266	$3,989	$3,629	7%	18%	$12,084	$10,463	15%
Transactional	1,076	782	678	38%	59%	2,891	2,468	17%
Net interest income	1,774	1,798	1,952	(1%)	(9%)	5,428	6,266	(13%)
Other	154	223	145	(31%)	6%	539	426	27%
Net revenues (1)	7,270	6,792	6,404	7%	14%	20,942	19,623	7%

Provision for credit losses	11	22	41	(50%)	(73%)	25	150	(83%)

Compensation and benefits (1)	3,868	3,601	3,352	7%	15%	11,257	10,332	9%
Non-compensation expenses	1,331	1,348	1,302	(1%)	2%	3,973	4,039	(2%)
Total non-interest expenses	5,199	4,949	4,654	5%	12%	15,230	14,371	6%

Income before provision for income taxes	2,060	1,821	1,709	13%	21%	5,687	5,102	11%
Net income applicable to Morgan Stanley	$1,568	$1,403	$1,320	12%	19%	$4,374	$4,004	9%

Pre-tax margin	28%	27%	27%			27%	26%
Compensation and benefits as a % of net revenues	53%	53%	52%			54%	53%
Non-compensation expenses as a % of net revenues	18%	20%	20%			19%	21%

Return on Average Common Equity	21%	19%	18%			19%	18%
Return on Average Tangible Common Equity (2)	39%	35%	35%			37%	35%

Notes:
-	Wealth Management net revenues excluding DCP were: 3Q24: $7,100 million, 2Q24: $6,837 million, 3Q23: $6,547 million, 3Q24 YTD: $20,677 million, 3Q23 YTD: $19,583 million.
-	Wealth Management compensation expenses excluding DCP were: 3Q24: $3,684 million, 2Q24: $3,568 million, 3Q23: $3,400 million, 3Q24 YTD: $10,884 million, 3Q23 YTD: $10,154 million.
-	The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Sep 30, 2024	Jun 30, 2024	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023

Wealth Management Metrics

Total client assets	$5,974	$5,690	$4,798	5%	25%
Net new assets	$63.9	$36.4	$35.7	76%	79%
U.S. Bank loans	$155.2	$150.9	$145.8	3%	6%
Margin and other lending (1)	$25.7	$25.5	$23.1	1%	11%
Deposits (2)	$358	$343	$340	4%	5%
Annualized weighted average cost of deposits
Period end	2.99%	3.11%	2.86%
Period average	3.19%	3.03%	2.69%

Advisor-led channel

Advisor-led client assets	$4,647	$4,443	$3,755	5%	24%

Fee-based client assets	$2,302	$2,188	$1,857	5%	24%
Fee-based asset flows	$35.7	$26.0	$22.5	37%	59%
Fee-based assets as a % of advisor-led client assets	50%	49%	49%

Self-directed channel

Self-directed client assets	$1,327	$1,247	$1,043	6%	27%
Daily average revenue trades (000's)	815	781	735	4%	11%
Self-directed households (millions)	8.2	8.2	8.1	—%	1%

Workplace channel

Stock plan unvested assets	$461	$452	$377	2%	22%
Number of stock plan participants (millions)	6.7	6.6	6.6	2%	2%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2024	Jun 30, 2024	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023	Sep 30, 2024	Sep 30, 2023	Change
Revenues:
Asset management and related fees	$1,384	$1,342	$1,312	3%	5%	$4,072	$3,828	6%
Performance-based income and other	71	44	24	61%	196%	146	78	87%
Net revenues	1,455	1,386	1,336	5%	9%	4,218	3,906	8%

Compensation and benefits	594	568	526	5%	13%	1,727	1,638	5%
Non-compensation expenses	601	596	569	1%	6%	1,768	1,691	5%
Total non-interest expenses	1,195	1,164	1,095	3%	9%	3,495	3,329	5%

Income before provision for income taxes	260	222	241	17%	8%	723	577	25%
Net income applicable to Morgan Stanley	$192	$165	$179	16%	7%	$549	$440	25%

Pre-tax margin	18%	16%	18%			17%	15%
Compensation and benefits as a % of net revenues	41%	41%	39%			41%	42%
Non-compensation expenses as a % of net revenues	41%	43%	43%			42%	43%

Return on Average Common Equity	7%	6%	7%			7%	6%
Return on Average Tangible Common Equity (1)	68%	58%	98%			65%	80%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2024	Jun 30, 2024	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023	Sep 30, 2024	Sep 30, 2023	Change

Assets Under Management or Supervision (AUM)

Net Flows by Asset Class
Equity	$(5.6)	$(9.2)	$(5.5)	39%	(2%)	$(20.3)	$(12.9)	(57%)
Fixed Income	4.4	1.0	(2.1)	*	*	8.2	(9.1)	*
Alternatives and Solutions	8.5	7.0	0.8	21%	*	25.8	13.9	86%
Long-Term Net Flows	7.3	(1.2)	(6.8)	*	*	$13.7	$(8.1)	*

Liquidity and Overlay Services	9.3	1.3	5.7	*	63%	(2.3)	29.3	*

Total Net Flows	$16.6	$0.1	$(1.1)	*	*	$11.4	$21.2	(46%)

Assets Under Management or Supervision by Asset Class
Equity	$316	$301	$272	5%	16%
Fixed Income	188	176	163	7%	15%
Alternatives and Solutions	591	558	472	6%	25%
Long‐Term Assets Under Management or Supervision	1,095	1,035	907	6%	21%

Liquidity and Overlay Services	503	483	481	4%	5%

Total Assets Under Management or Supervision	$1,598	$1,518	$1,388	5%	15%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Sep 30, 2024	Jun 30, 2024	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023

Institutional Securities

Loans:
Corporate	$15.2	$17.7	$18.0	(14%)	(16%)
Secured lending facilities	49.2	48.3	41.8	2%	18%
Commercial and residential real estate	11.8	12.6	11.4	(6%)	4%
Securities-based lending and other	7.8	7.7	7.4	1%	5%

Total Loans	84.0	86.3	78.6	(3%)	7%

Lending Commitments	151.9	141.1	128.7	8%	18%

Institutional Securities Loans and Lending Commitments	$235.9	$227.4	$207.3	4%	14%

Wealth Management

Loans:
Securities-based lending and other	$90.4	$87.8	$87.0	3%	4%
Residential real estate	64.9	63.1	58.9	3%	10%

Total Loans	155.3	150.9	145.9	3%	6%

Lending Commitments	18.4	19.0	19.1	(3%)	(4%)

Wealth Management Loans and Lending Commitments	$173.7	$169.9	$165.0	2%	5%

Consolidated Loans and Lending Commitments (1)	$409.6	$397.3	$372.3	3%	10%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
Allowance for Credit Losses (ACL) as of September 30, 2024
(unaudited, dollars in millions)

	Loans and Lending Commitments	ACL (1)	ACL %	Q3 Provision
	(Gross)
Loans:
Held For Investment (HFI)

Corporate	$6,304	$227	3.6%	$23
Secured lending facilities	45,728	130	0.3%	(14)
Commercial and residential real estate	8,688	411	4.7%	(2)
Other	2,819	14	0.5%	—
Institutional Securities - HFI	$63,539	$782	1.2%	$7

Wealth Management - HFI	155,573	322	0.2%	11

Held For Investment	$219,112	$1,104	0.5%	$18

Held For Sale	12,862

Fair Value	8,383

Total Loans	240,357	1,104		18

Lending Commitments	170,301	619	0.4%	61

Consolidated Loans and Lending Commitments	$410,658	$1,723		$79

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Definition of U.S. GAAP to Non-GAAP Measures

(a)	We prepare our financial statements using U.S. GAAP. From time to time, we may disclose certain “non‐GAAP financial measures” in this document or in the course of our earnings releases, earnings and other conference calls, financial presentations, definitive proxy statements and other public disclosures. A “non‐GAAP financial measure” excludes, or includes, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. We consider the non‐GAAP financial measures we disclose to be useful to us, investors, analysts and other stakeholders by providing further transparency about, or an alternate means of assessing or comparing our financial condition, operating results and capital adequacy. These measures are not in accordance with, or a substitute for, U.S. GAAP and may be different from or inconsistent with non‐GAAP financial measures used by other companies. Whenever we refer to a non‐GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the U.S. GAAP financial measure and the non‐GAAP financial measure. We present certain non‐GAAP financial measures that exclude the impact of mark‐to-market gains and losses on DCP investments from net revenues and compensation expenses. The impact of DCP is primarily reflected in our Wealth Management business segment results. These measures allow for better comparability of period‐to‐period underlying operating performance and revenue trends, especially in our Wealth Management business segment. By excluding the impact of these items, we are better able to describe the business drivers and resulting impact to net revenues and corresponding change to the associated compensation expenses. For more information, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Executive Summary” in the 2023 Form 10‐K.
(b)	The following are considered non‐GAAP financial measures:
	-	Tangible common equity represents common shareholders’ equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction. In addition, we believe that certain ratios that utilize tangible common equity, such as return on average tangible common equity (“ROTCE”) and tangible book value per common share, also non‐GAAP financial measures, are useful for evaluating the operating performance and capital adequacy of the business period‐to‐period, respectively.
	-	ROTCE represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average tangible common equity.
	-	Tangible book value per common share represents tangible common equity divided by common shares outstanding.
	-	Segment return on average common equity and return on average tangible common equity represent net income applicable to Morgan Stanley by segment less preferred dividends allocated to each segment, annualized as a percentage of average common equity and average tangible common equity, respectively, allocated to each segment. The amount of capital allocated to the business segments is generally set at the beginning of each year and remains fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).
	-	Net revenues excluding DCP represents net revenues adjusted for the impact of mark‐to‐market gains and losses on economic hedges associated with certain employee deferred cash‐based compensation plans.
	-	Compensation expense excluding DCP represents compensation adjusted for the impact related to certain employee deferred cash‐based compensation plans linked to investment performance.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics that we believe to be useful to us, investors, analysts and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

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(a)	Provision for credit losses represents the provision for credit losses on loans held for investment and unfunded lending commitments.
(b)	Net income applicable to Morgan Stanley represents net income, less net income applicable to nonredeemable noncontrolling interests.
(c)	Earnings applicable to Morgan Stanley common shareholders represents net income applicable to Morgan Stanley, less preferred dividends.

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(a)	Return on average common equity represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average common equity.
(b)	Return on average tangible common equity represents a non‐GAAP financial measure.
(c)	Book value per common share represents common equity divided by period end common shares outstanding.
(d)	Tangible book value per common share represents a non‐GAAP financial measure.
(e)	Pre‐tax margin represents income before provision for income taxes as a percentage of net revenues.
(f)	The Firm expense efficiency ratio represents total non‐interest expenses as a percentage of net revenues.

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(a)	Liquidity Resources, which are primarily held within the Parent Company and its major operating subsidiaries, are comprised of high quality liquid assets (HQLA) and cash deposits with banks. The total amount of Liquidity Resources is actively managed by us considering the following components: unsecured debt maturity profile; balance sheet size and composition; funding needs in a stressed environment, inclusive of contingent cash outflows; legal entity, regional and segment liquidity requirements; regulatory requirements; and collateral requirements. Average Liquidity Resources represents the average daily balance for the three months ended September 30, 2024, June 30, 2024 and September 30, 2023.
(b)	Our goodwill and intangible balances utilized in the calculation of tangible common equity are net of allowable mortgage servicing rights deduction.
(c)	Tangible common equity represents a non‐GAAP financial measure.
(d)	U.S. Bank refers to our U.S. Bank Subsidiaries, Morgan Stanley Bank N.A. and Morgan Stanley Private Bank, National Association, and excludes transactions between the bank subsidiaries, as well as deposits from the Parent Company and affiliates.
(e)	Firmwide regional revenues reflect our consolidated net revenues on a managed basis. Further discussion regarding the geographic methodology for net revenues is disclosed in Note 22 to the consolidated financial statements included in the 2023 Form 10‐K.

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(a)	Our attribution of average common equity to the business segments is based on the Required Capital framework, an internal capital adequacy measure. This framework is a risk‐based and leverage‐based capital measure, which is compared with our regulatory capital to ensure that we maintain an amount of going concern capital after absorbing potential losses from stress events, where applicable, at a point in time. The amount of capital allocated to the business segments is generally set at the beginning of each year and remains fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition). We define the difference between our total average common equity and the sum of the average common equity amounts allocated to our business segments as Parent Company common equity. The Required Capital framework is based on our regulatory capital requirements. We continue to evaluate our Required Capital framework with respect to the impact of evolving regulatory requirements, as appropriate. For further discussion of the framework, refer to "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Regulatory Requirements" in the 2023 Form 10‐K.
(b)	Our risk‐based capital ratios are computed under each of (i) the standardized approaches for calculating credit risk and market risk risk‐weighted assets (RWAs) (“Standardized Approach”) and (ii) the applicable advanced approaches for calculating credit risk, market risk and operational risk RWAs (“Advanced Approach”). For information on the calculation of regulatory capital and ratios, and associated regulatory requirements, please refer to "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Regulatory Requirements" in the 2023 Form 10‐K.
(c)	Supplementary leverage ratio represents Tier 1 capital divided by the total supplementary leverage exposure.

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(a)	Institutional Securities Equity and Fixed income net revenues include trading, net interest income (interest income less interest expense), asset management, commissions and fees, investments and other revenues which are directly attributable to those businesses.
(b)	Pre‐tax margin represents income before provision for income taxes as a percentage of net revenues.
(c)	VaR represents the unrealized loss in portfolio value that, based on historically observed market risk factor movements, would have been exceeded with a frequency of 5%, or five times in every 100 trading days, if the portfolio were held constant for one day. Further discussion of the calculation of VaR and the limitations of our VaR methodology, is disclosed in "Quantitative and Qualitative Disclosures about Risk" included in the 2023 Form 10‐K.

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(a)	Transactional revenues for the Wealth Management segment includes investment banking, trading, and commissions and fee revenues.
(b)	Net interest income represents interest income less interest expense.
(c)	Other revenues for the Wealth Management segment includes investments and other revenues.
(d)	Pre‐tax margin represents income before provision for income taxes as a percentage of net revenues.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics that we believe to be useful to us, investors, analysts and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

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(a)	Client assets represent those for which Wealth Management is providing services including financial advisor‐led brokerage, custody, administrative and investment advisory services; self-directed brokerage and investment advisory services; financial and wealth planning services; workplace services, including stock plan administration, and retirement plan services.
(b)	Net new assets represent client asset inflows, inclusive of interest, dividends and asset acquisitions, less client asset outflows, and exclude the impact of business combinations/divestitures and the impact of fees and commissions.
(c)	Margin and other lending represents margin lending arrangements, which allow customers to borrow against the value of qualifying securities and other lending which includes non‐purpose securities‐based lending on non‐bank entities.
(d)	Deposits reflect liabilities sourced from Wealth Management clients and other sources of funding on our U.S. Bank Subsidiaries. Deposits include sweep deposit programs, savings and other deposits, and time deposits.
(e)	Annualized weighted average cost of deposits represents the total annualized weighted average cost of the various deposit products, excluding the effect of related hedging derivatives. The period end cost of deposits is based upon balances and rates as of September 30, 2024, June 30, 2024 and September 30, 2023. The period average is based on daily balances and rates for the period.
(f)	Advisor‐led client assets represent client assets in accounts that have a Wealth Management representative assigned.
(g)	Fee‐based client assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(h)	Fee‐based asset flows include net new fee‐based assets (including asset acquisitions), net account transfers, dividends, interest and client fees, and exclude institutional cash management related activity. For a description of the Inflows and Outflows included in Fee‐based asset flows, see Fee‐based client assets in the 2023 Form 10‐K.
(i)	Self‐directed client assets represent active accounts which are not advisor led. Active accounts are defined as having at least $25 in assets.
(j)	Daily average revenue trades (DARTs) represent the total self‐directed trades in a period divided by the number of trading days during that period.
(k)	Self‐directed households represent the total number of households that include at least one active account with self‐directed assets. Individual households or participants that are engaged in one or more of our Wealth Management channels are included in each of the respective channel counts.
(l)	The workplace channel assets includes equity compensation solutions for companies, their executives and employees. Stock plan unvested assets represent the market value of public company securities at the end of the period.
(m)	Stock plan participants represent total accounts with vested and/or unvested stock plan assets in the workplace channel. Individuals with accounts in multiple plans are counted as participants in each plan.

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(a)	Asset management and related fees represents management and administrative fees, distribution fees, and performance‐based fees, not in the form of carried interest. Asset management and related fees represents Asset management as reported on our consolidated income statement.
(b)	Performance‐based income and other includes performance‐based fees in the form of carried interest, gains and losses from investments, gains and losses from hedges on seed capital and certain employee deferred compensation plans, net interest, and other revenues. Performance‐based income and other represents investments, investment banking, trading, net interest and other revenues as reported on our consolidated income statement.
(c)	Pre‐tax margin represents income before provision for income taxes as a percentage of net revenues.

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(a)	Investment Management Alternatives and Solutions asset class includes products in Fund of Funds, Real Estate, Private Equity and Credit strategies, Multi‐Asset portfolios, as well as Custom Separate Account portfolios.
(b)	Investment Management net flows include new commitments, investments or reinvestments, net of client redemptions, returns of capital post-fund investment period and dividends not reinvested and excludes the impact of the transition of funds from their commitment period to the invested capital period.
(c)	Overlay Services represents investment strategies that use passive exposure instruments to obtain, offset, or substitute specific portfolio exposures beyond those provided by the underlying holdings of the fund.
(d)	Total assets under management or supervision excludes shares of minority stake assets which represent the Investment Management business segment’s proportional share of assets managed by third-party asset managers in which we hold investments accounted for under the equity method.

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(a)	Corporate loans include relationship and event-driven loans and typically consist of revolving lines of credit, term loans and bridge loans.
(b)	Secured lending facilities include loans provided to clients, which are primarily secured by loans, which are, in turn, collateralized by various assets including residential real estate, commercial real estate, corporate and financial assets.
(c)	Securities-based lending and other includes financing extended to sales and trading customers and corporate loans purchased in the secondary market.
(d)	Institutional Securities Lending Commitments principally include Corporate lending activity.

Supplemental Quantitative Details and Calculations

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(1)	The following sets forth the net revenue impact of mark‐to‐market gains and losses on investments associated with DCP and compensation expense impact related to DCP:
			3Q24	2Q24	3Q23	3Q24 YTD	3Q23 YTD
		Net revenues	$15,383	$15,019	$13,273	45,538	41,247
		Adjustment for mark-to-market on DCP	(239)	54	202	(372)	(65)
		Adjusted Net revenues - non-GAAP	$15,144	$15,073	$13,475	$45,166	$41,182

		Compensation expense	$6,733	$6,460	$5,935	$19,889	$18,607
		Adjustment for mark-to-market on DCP	(276)	(55)	57	(580)	(314)
		Adjusted Compensation expense - non-GAAP	$6,457	$6,405	$5,992	$19,309	$18,293

	-	Compensation expense for deferred cash‐based compensation plans awards is calculated based on the notional value of the award granted, adjusted for changes in the fair value of the referenced investments that employees select. Compensation expense is recognized over the vesting period relevant to each separately vesting portion of deferred awards. The table above presents non-GAAP adjusted Compensation expense which excludes amounts recognized in Compensation expense associated with certain cash-based deferred compensation plans.
	-	We invest directly, as principal, in financial instruments and other investments to economically hedge certain of our obligations under these deferred cash‐based compensation plans. Changes in the fair value of such investments, net of financing costs, are recorded in net revenues, and included in Transactional revenues in the Wealth Management business segment. Although changes in compensation expense resulting from changes in the fair value of the referenced investments will generally be offset by changes in the fair value of investments recognized in net revenues, there is typically a timing difference between the immediate recognition of gains and losses on our investments and the deferred recognition of the related compensation expense over the vesting period. While this timing difference may not be material to our Income before provision for income taxes in any individual period, it may impact the Wealth Management business segment reported ratios and operating metrics in certain periods due to potentially significant impacts to net revenues and compensation expenses. The table above presents non-GAAP adjusted Net revenues which excludes amounts recognized in Net revenues related to mark-to-market gains and losses, net of financing costs, on investments associated with certain cash-based deferred compensation plans.

(2)	The Firm non-interest expenses by category are as follows:
			3Q24	2Q24	3Q23	3Q24 YTD	3Q23 YTD
		Compensation and benefits	$6,733	$6,460	$5,935	$19,889	$18,607

		Non-compensation expenses:
		Brokerage, clearing and exchange fees	1,044	995	855	2,960	2,611
		Information processing and communications	1,042	1,011	947	3,029	2,788
		Professional services	711	753	759	2,103	2,236
		Occupancy and equipment	473	464	456	1,378	1,367
		Marketing and business development	224	245	191	686	674
		Other	856	941	851	2,654	2,718
		Total non-compensation expenses	4,350	4,409	4,059	12,810	12,394

		Total non-interest expenses	$11,083	$10,869	$9,994	$32,699	$31,001

	(a)	For the quarter and nine months ended September 30, 2023, Firm results include severance costs of $15 million and $323 million, respectively, associated with employee actions. The severance costs were reported in the business segments' results as follows: Institutional Securities: 3Q23: $10 million, 3Q23 YTD: $217 million; Wealth Management: 3Q23: $2 million, 3Q23 YTD: $80 million; Investment Management: 3Q23: $3 million, 3Q23 YTD: $26 million.
	(b)	For the quarter and nine months ended September 30, 2023, Firm results include pre-tax integration-related expenses of $68 million and $244 million, respectively. The pre-tax integration-related expenses were reported in the business segments' results as follows: Wealth Management: 3Q23: $43 million, 3Q23 YTD: $171 million; Investment Management: 3Q23: $25 million, 3Q23 YTD: $73 million.

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(1)	Includes loans held for investment (net of allowance), loans held for sale and also includes loans at fair value which are included in Trading assets on the balance sheet.
(2)	As of September 30, 2024, June 30, 2024 and September 30, 2023, the U.S. Bank investment securities portfolio included held to maturity investment securities of $48.8 billion, $50.2 billion and $54.0 billion, respectively.

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(1)	Institutional Securities average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 3Q24: $482mm; 2Q24: $482mm; 3Q23: $471mm; 3Q24 YTD: $482mm; 3Q23 YTD: $471mm.

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(1)	The following sets forth the net revenue impact of mark-to-market gains and losses on investments associated with DCP and compensation expense impact related to DCP:
			3Q24	2Q24	3Q23	3Q24 YTD	3Q23 YTD
		Net revenues	$7,270	$6,792	$6,404	$20,942	$19,623
		Adjustment for mark-to-market on DCP	(170)	45	143	(265)	(40)
		Adjusted Net revenues - non-GAAP	$7,100	$6,837	$6,547	$20,677	$19,583

		Compensation expense	$3,868	$3,601	$3,352	$11,257	$10,332
		Adjustment for mark-to-market on DCP	(184)	(33)	48	(373)	(178)
		Adjusted Compensation expense - non-GAAP	$3,684	$3,568	$3,400	$10,884	$10,154
(2)	Wealth Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 3Q24: $13,582mm; 2Q24: $13,582mm; 3Q23: $14,075mm; 3Q24 YTD: $13,582mm; 3Q23 YTD: $14,075mm.

Supplemental Quantitative Details and Calculations

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(1)	Wealth Management other lending included $2 billion of non-purpose securities based lending on non-bank entities in each period ended September 30, 2024, June 30, 2024 and September 30, 2023.
(2)	For the quarters ended September 30, 2024, June 30, 2024 and September 30, 2023, Wealth Management deposits of $358 billion, $343 billion and $340 billion, respectively. Total deposits details are as follows:
		3Q24	2Q24	3Q23
	Brokerage sweep deposits	$131	$129	$143
	Other deposits	227	214	197
	Total deposits	$358	$343	$340

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(1)	Investment Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 3Q24: $9,676mm; 2Q24: $9,676mm; 3Q23: $9,687mm; 3Q24 YTD: $9,676mm; 3Q23 YTD: $9,687mm.

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(1)	For the quarters ended September 30, 2024, June 30, 2024 and September 30, 2023, Investment Management reflected loan balances of $507 million, $481 million and $431 million, respectively.

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(1)	For the quarter ended September 30, 2024, the Allowance Rollforward for Loans and Lending Commitments is as follows:
		Institutional Securities	Wealth Management	Total
	Loans

	Allowance for Credit Losses (ACL)
	Beginning Balance - June 30, 2024	$865	$310	$1,175
	Net Charge Offs	(100)	2	(98)
	Provision	7	11	18
	Other	10	(1)	9
	Ending Balance - September 30, 2024	$782	$322	$1,104

	Lending Commitments

	Allowance for Credit Losses (ACL)
	Beginning Balance - June 30, 2024	$538	$17	$555
	Net Charge Offs	—	—	—
	Provision	61	—	61
	Other	3	—	3
	Ending Balance - September 30, 2024	$602	$17	$619

	Loans and Lending Commitments

	Allowance for Credit Losses (ACL)
	Beginning Balance - June 30, 2024	$1,403	$327	$1,730
	Net Charge Offs	(100)	2	(98)
	Provision	68	11	79
	Other	13	(1)	12
	Ending Balance - September 30, 2024	$1,384	$339	$1,723

Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's third quarter earnings press release issued October 16, 2024.